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                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned officers and directors of Northern Trust Corporation hereby severally constitute and appoint William A. Osborn and Peter L. Rossiter, and each of them singly, our true and lawful attorneys and agents with full power to them and each of them singly, to sign for us in our names in the capacities indicated below a Registration Statement on Form S-8 relating to the sale of interests in The Northern Trust Company Thrift-Incentive Plan and shares of Common Stock of Northern Trust Corporation any and all amendments (including post-effective amendments) to such a Registration Statement and to file any of the foregoing, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any one of them, to said Registration Statement, and any and all amendments thereto, and all that said attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned here hereunto executed this Power of Attorney this 17th day of February, 1998.


/s/ WILLIAM A. OSBORN
------------------------------------
William A. Osborn
Chairman of the Board,
Chief Executive Officer and Director


/s/ BARRY G. HASTINGS
------------------------------------
Barry G. Hastings
President, Chief Operating
Officer and Director

/s/ PERRY R. PERO
------------------------------------
Perry R. Pero
Senior Executive Vice President and
Chief Financial Officer


State of Ilinois,)
                 ) ss
County of Cook   )


     I, Victoria Anioni, a Notary Public in and for said county, in the aforesaid state, do hereby certify that the above named directors and officers of Northern Trust Corporation, personally known to me as the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that they signed and delivered the said instrument as their free and voluntary act, for the uses and purposes therein set forth.

     Given under my hand and notarial seal as of the 17th of February, 1998.



                                              /s/  Victoria Anioni
                                                 -------------------
                                                    Notary Public


My Commission Expires: 7-25-99
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/s/ HARRY W. SHORT
---------------------------------------
Harry W. Short
Senior Vice President and Controller


/s/ DUANE L. BURNHAM                         /s/ FREDERICK A. KREHBIEL
---------------------------------------      -------------------------
Duane L. Burnham                             Frederick A. Krehbiel
Director                                     Director


/s/ DOLORES E. CROSS                         /s/ WILLIAM G. MITCHELL
---------------------------------------      -----------------------
Dolores E. Cross                             William G. Mitchell
Director                                     Director


/s/ SUSAN CROWN                              /s/ EDWARD J. MOONEY
---------------------------------------      --------------------
Susan Crown                                  Edward J. Mooney
Director                                     Director


/s/ ROBERT S. HAMADA                         /s/ HAROLD B. SMITH
---------------------------------------      -------------------
Robert S. Hamada                             Harold B. Smith
Director                                     Director


/s/ ROBERT A. HELMAN                         /s/ WILLIAM D. SMITHBURG
---------------------------------------      ------------------------
Robert A. Helman                             William D. Smithburg
Director                                     Director


/s/ ARTHUR L. KELLY                          /s/ BIDE L. THOMAS
---------------------------------------      ------------------
Arthur L. Kelly                              Bide L. Thomas
Director                                     Director